Pepco Holdings, Inc



Second Quarter 2012 Earnings Call

AUGUST 7, 2012






VERSALIFT

Safe Harbor Statement/Regulation G Information

Some of the statements contained in today's presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as "may," "might," "will," "should," "could," "expects," "intends," "assumes," "seeks to," "plans," "anticipates," "believes," "projects," "estimates," "predicts," "potential," "future," "goal," "objective," or "continue", the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies' or their subsidiaries' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the "Risk Factors" section and other statements in each Reporting Company's annual report on Form 10-K for the year ended December 31, 2011 (as amended) and other SEC filings, and investors should refer to this risk factor section and such other statements. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each Reporting Company's or its subsidiaries' control and may cause actual results to differ materially from those contained in forward-looking statements: changes in governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; the outcome of pending and future rate cases, including the possible disallowance of costs and expenses; the expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs; possible fines, penalties or other sanctions assessed by regulatory authorities against Pepco Holdings' regulated utilities; the impact of adverse publicity and media exposure, which could render one or more Reporting Companies vulnerable to increased regulatory oversight and negative customer perception; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; unanticipated changes in operating expenses and capital expenditures; rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect a Reporting Company's or its subsidiaries' business and profitability; pace of entry into new markets; interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors, nor can the impact of any such factor be assessed on such Reporting Company's or its subsidiaries' business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI's ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI's period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI's reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

Second Quarter Earnings

(Millions of Dollars)	Three Months Ended June 30, 2012		2011	
Reported (GAAP) Net Income from Continuing Operations	$	62	$	95
Adjustments (after-tax)*:				
• Mark-to-market (gains)/losses from Pepco Energy Services retail energy economic hedging activities		(7)		2
• Impairment charges related to Pepco Energy Services long-lived assets		2		–
Adjusted Net Income from Continuing Operations (Non-GAAP)	$	57	$	97

* **Calculated using a composite income tax rate of approximately 40%.**

Distribution Rate Cases – Recent Decision
Pepco – Maryland

(Millions of Dollars)	Pepco MD Electric Case - Case No. 9286 Filed Position	 Approved
Date	12/16/11	7/20/12
Adjusted Rate Base	$1,001.7	$1,002.8
Equity Ratio	50.4%	50.1%
Return on Equity	10.75%	9.31%
Revenue Requirement Increase	**$68.4**	**$18.1***
Residential Total Bill % Increase	4.0%	1.5%*
New Rates Effective	N/A	7/20/12
Change in Depreciation Expense	($18.0)	($27.3)

- The Commission did not approve proposed regulatory lag mitigation measures aimed at timely cost recovery (Reliability Investment Recovery Mechanism, fully forecasted test years)
- The Commission authorized recovery of $8.8 million of storm costs that were charged to operation and maintenance expense in 2011; these expenses will be amortized over five years

* The Commission authorized an annual rate increase of $18.1 million. The Commission also directed Pepco to reduce the amount of the rate increase by the annual costs of certain energy advisory programs and seek recovery of these annual costs through the EmPower Maryland Program. This reduction is currently estimated at $1.5 million.

Distribution Rate Cases – Recent Decision
Delmarva Power – Maryland

(Millions of Dollars)	Delmarva Power MD Electric Case - Case No. 9285 Filed Position	Approved
Date	12/9/11	7/20/12
Adjusted Rate Base	$399.2	$400.8
Equity Ratio	49.9%	50.1%
Return on Equity	10.75%	9.81%
Revenue Requirement Increase	$25.2	$11.3
Residential Total Bill % Increase	5.6%	3.1%
New Rates Effective	N/A	7/20/12
Change in Depreciation Expense	($2.6)	($4.1)

- The Commission did not approve proposed regulatory lag mitigation measures aimed at timely cost recovery (Reliability Investment Recovery Mechanism, fully forecasted test years)

Distribution Rate Cases – Pending
Atlantic City Electric – New Jersey

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ[(1)]
Test Period	12 mos. actual ending 12/31/11
Adjusted Rate Base	$987.1
Equity Ratio	48.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase[(2)]	$79.5
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/25/12
Rebuttal Testimony	5/23/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/27/12
Reply Briefs	8/10/12
Expected Timing of Decision	Q4-2012

Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:

- Requests the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
- Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
- Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $63 million, $94 million and $81 million, in 2012, 2013 and 2014, respectively

(1) Current filed position as of February 24, 2012.
(2) Intervenors revenue requirements are as follows: Staff $45.1M based on 10.15% ROE; Rate Counsel $8.1M based on 9.50% ROE.

Distribution Rate Cases – Pending
Delmarva Power – Delaware Electric

(Millions of Dollars)	Docket No. 11-528 DPL Electric - DE
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$600.0
Equity Ratio	49.5%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	**$31.8** (1) (2)
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$1.2

	Procedural Schedule (3)
Initial Filing Date	12/2/11
Intervenors Testimony	5/15/12
Rebuttal Testimony	6/21/12

Regulatory lag mitigation measures proposed:

- Reliability Investment Recovery Mechanism (RIM)
- Fully forecasted test years

(1) As permitted by Delaware law, Delmarva Power implemented interim rate increases of $2.5 million on January 31, 2012 and $22.3 million on July 3, 2012, subject to refund.
(2) Intervenors revenue requirements are as follows: PSC Staff $15.9M based on 9.55% ROE; Division of the Public Advocate (DPA) $17.5M based on 8.73% ROE.
(3) Hearings scheduled to begin July 30, 2012 have been indefinitely postponed due to settlement negotiations.

Distribution Rate Cases – Pending
Pepco – District of Columbia

(Millions of Dollars)	Case No. 1087 Pepco - DC[1]
Test Period	6 mos. actual 6 mos. forecast ended 9/30/11
Adjusted Rate Base	$1,172.0
Equity Ratio	49.2%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase[2]	$42.5
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

Regulatory lag mitigation measures proposed:

- Reliability Investment Recovery Mechanism (RIM)
- Fully forecasted test years

	Procedural Schedule
Initial Filing Date	7/8/11
Intervenors Testimony	12/14/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Supplemental Intervenors Testimony	4/25/12
Supplemental Rebuttal Testimony	5/22/12
Evidentiary Hearings	6/11 - 6/12/12
Initial Briefs	6/25/12
Reply Briefs	7/9/12
Expected Timing of Decision	Q3-2012

(1) Current filed position as of October 29, 2011.
(2) Intervenors revenue requirements are as follows: Washington Metropolitan Area Transit Authority (WMATA) $33.9M based on 9.9% ROE; Apartment and Office Building Association (AOBA) $25.3M based on 9.2% ROE; Office of People's Counsel (OPC) $8.8M based on 9.0% ROE.

June 29th Derecho – Estimated Cost of Restoration







- The June 29th derecho unexpectedly struck the Mid-Atlantic area with wind gusts in excess of 70 miles per hour
- By many accounts, this storm was the most destructive storm to strike the Mid-Atlantic region in almost a decade
- Approximately 702,000 customers (~38% of total electric customers) were without power at the height of the storm
- The total incremental storm restoration costs associated with the derecho are currently estimated to range between $70 million and $85 million*:
  - A portion of the costs will be expensed or deferred, with the balance being charged to capital
  - Given the timing of the storm, the impact on second quarter results was negligible, as most of the costs incurred will be reflected in the third quarter
  - In the second quarter, $3 million of incremental storm costs were incurred ($1.2 million charged to capital, $1.5 million deferred, $0.3 million expensed)
  - Recovery will be pursued during the next cycle of distribution base rate cases

* **This estimate is based on assumptions related to the costs of services provided by third parties; actual costs may vary from this estimate.**

Advanced Metering Infrastructure (AMI)

	Pepco		Delmarva Power	
	DC	MD	MD	DE
Electric meter installation*	• 97% complete; to be completed 3Q2012 • Regulatory asset approved	• 46% complete; to be completed 4Q2012 • Regulatory asset approved	• Approved by Public Service Commission	• Complete • Regulatory asset approved
Electric meter activation	• 88% activated; to be completed in 2012	• 7% activated; to be completed 1Q2013	• N/A	• Complete
AMI Customer Benefits – When did they start?	• Online access to energy usage data – 2Q2011 • Outage detection – 2Q2011 • Online Bill to Date & Projected Bill – 4Q2011	• Online access to energy usage data – 4Q2011 • Outage detection – 4Q2011 • Online Bill to Date & Projected Bill – 4Q2011	• N/A	• Online access to energy usage data – 1Q2010 • Outage detection – 1Q2010 • Online Bill to Date & Projected Bill – 4Q2011
Critical Peak Rebate form of dynamic pricing*	• Final form pending; proposed phase-in for residential customers to begin in 2012	• Approved phase-in for residential customers to begin in July 2012	• Approved in concept pending AMI deployment	• Approved; phase-in for residential customers beginning in 2012

* Deferred in New Jersey

Sales and Decoupling

	Second Quarter Sales*		June Year-to-Date Sales*	
	2012 Actual	2012 vs. 2011 % Change	2012 Actual	2012 vs. 2011 % Change
Pepco				
Maryland	3,423	(3.9%)	7,300	(1.3%)
District of Columbia	2,719	(3.6%)	5,441	(2.6%)
Delmarva Power				
Delaware	1,994	1.5%	4,121	2.2%
Maryland	903	(4.6%)	2,026	(4.8%)
Atlantic City Electric	2,243	(2.0%)	4,393	(3.4%)
Total Power Delivery	11,282	(2.6%)	23,281	(1.7%)

* Weather normalized gigawatt hour sales

- Sales decline driven by:
  - Lower usage by residential customers across all jurisdictions
  - Lower usage by commercial customers in the District of Columbia
  - Higher industrial sales at Delmarva Power were a partially offsetting factor
- Revenue decoupling mechanisms offset a portion of the impact of the lower sales
- With decoupling in place in Maryland and the District of Columbia, approximately two-thirds of distribution revenue is decoupled from consumption

Pepco Energy Services – Business Development and Marketing Update

- The economic environment and factors such as low energy prices have slowed business activity, especially in the state and local government market segments
- PES signed a $171 million Combined Heat and Power (CHP) contract with DC Water in February 2012
- PES signed $2 million of energy efficiency contracts through June 2012
- The prospective project pipeline has decreased to $411 million from $622 million at the beginning of the year, driven by the signing of the DC Water contract and market challenges
- PES is shifting resources from the state and local government segments to the federal segment, where activity appears to be picking up, and continues to pursue CHP opportunities



Contracts Signed and
Prospective Project Pipeline
(Millions of Dollars)
$700
$600
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
2012 YTD
Contract Signings
Prospective Project Pipeline

Reconciliation of GAAP EPS to Adjusted EPS

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011
Reported (GAAP) Earnings per Share from Continuing Operations	$ 0.27	$ 0.42	$ 0.57	$ 0.69
Adjustments (after-tax)*:				
• Mark-to-market (gains)/losses from Pepco Energy Services retail energy economic hedging activities	(0.03)	0.01	(0.03)	0.02
• Impairment charges related to Pepco Energy Services long-lived assets	0.01	–	0.01	–
Adjusted Earnings per Share from Continuing Operations (Non-GAAP)	$ 0.25	$ 0.43	$ 0.55	$ 0.71

* Calculated using a composite income tax rate of approximately 40%.

Earnings Per Share Variance – Three Months Ended June 30

	Three Months Ended June 30,				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2011 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (1) (2)	**$ 0.32**	**$ 0.04**	**$ 0.08**	**$ (0.01)**	**$ 0.43**
Change from 2011 Adjusted earnings (loss) per share from Continuing Operations					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) (3)	–	–	–	–	–
- Rate Increases	0.01	–	–	–	0.01
- Other Distribution Revenue	0.01	–	–	–	0.01
• Network Transmission Revenue	0.02	–	–	–	0.02
• Standard Offer Service Margin	–	–	–	–	–
• Operation & Maintenance	(0.05)	–	–	–	(0.05)
• Depreciation	(0.01)	–	–	–	(0.01)
• Other, net	(0.01)	–	–	–	(0.01)
Pepco Energy Services					
• Retail Energy Supply	–	(0.01)	–	–	(0.01)
• Energy Services	–	(0.01)	–	–	(0.01)
Other Non-Regulated	–	–	(0.02)	–	(0.02)
Corporate and Other	–	–	–	–	–
Net Interest Expense	(0.01)	–	–	–	(0.01)
Income Tax Adjustments	(0.05)	–	(0.03)	(0.02)	(0.10)
2012 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (2) (4)	**$ 0.23**	**$ 0.02**	**$ 0.03**	**$ (0.03)**	**$ 0.25**

(1) The 2011 weighted average number of basic and diluted shares outstanding was 226 million.
(2) See slide 13 for reconciliation of GAAP earnings per share to adjusted earnings per share. Pepco Energy Services' GAAP earnings per share were $0.04 and $0.03 for the three months ended June 30, 2012 and 2011, respectively.
(3) The effect of weather compared to the 20-year average weather is estimated to have no impact on earnings per share.
(4) The 2012 weighted average number of diluted shares outstanding was 229 million.

Earnings Per Share Variance –
Six Months Ended June 30

	Six Months Ended June 30,				
	Power Delivery	Pepco Energy Services	Other Non-Regulated	Corporate and Other	Total PHI
2011 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (1) (2)	**$ 0.53**	**$ 0.10**	**$ 0.11**	**$ (0.03)**	**$ 0.71**
<u>Change from 2011 Adjusted earnings (loss) per share from Continuing Operations</u>					
Regulated Operations					
• Distribution Revenue					
- Weather (estimate) (3)	(0.03)	–	–	–	(0.03)
- Rate Increases	0.02	–	–	–	0.02
- Other Distribution Revenue	0.01	–	–	–	0.01
• Network Transmission Revenue	0.03	–	–	–	0.03
• Standard Offer Service Margin	(0.01)	–	–	–	(0.01)
• Operation & Maintenance	(0.07)	–	–	–	(0.07)
• Depreciation	(0.03)	–	–	–	(0.03)
• Other, net	0.02	–	–	–	0.02
Pepco Energy Services					
• Retail Energy Supply	–	(0.02)	–	–	(0.02)
• Energy Services	–	(0.02)	–	–	(0.02)
Other Non-Regulated	–	–	(0.01)	–	(0.01)
Corporate and Other	–	–	–	0.01	0.01
Net Interest Expense	(0.01)	–	–	–	(0.01)
Income Tax Adjustments	(0.01)	–	(0.02)	(0.01)	(0.04)
Dilution	(0.01)	–	–	–	(0.01)
2012 Adjusted earnings (loss) per share from Continuing Operations (Non-GAAP) (2) (4)	**$ 0.44**	**$ 0.06**	**$ 0.08**	**$ (0.03)**	**$ 0.55**

(1) The 2011 weighted average number of basic and diluted shares outstanding was 226 million.
(2) See slide 13 for reconciliation of GAAP earnings per share to adjusted earnings per share. Pepco Energy Services' GAAP earnings per share were $0.08 for each of the six-month periods ended June 30, 2012 and 2011, respectively.
(3) The effect of weather compared to the 20-year average weather is estimated to have decreased earnings by $0.03 per share.
(4) The 2012 weighted average number of diluted shares outstanding was 229 million.

Recent Financing Activity

Debt Issuance - Completed

- Delmarva Power issued $250 million of 30-year first mortgage bonds on June 26, 2012
  - 4.00% annual fixed interest rate due June 1, 2042
  - Net proceeds used to:
    - Redeem all $31.0 million of Delmarva Power's outstanding 5.2% tax-exempt bonds due 2019
    - Repay Delmarva Power's commercial paper which was issued to temporarily fund capital expenditures and working capital, and to redeem tax-exempt bonds prior to maturity
    - Other general corporate purposes

Credit Facility

- PHI and subsidiaries amended their $1.5 billion credit facility on August 2, 2012
  - Expiration date extended by one year to August 1, 2017
  - Certain fees and interest rates payable to lenders decreased
  - All other terms and conditions remain unchanged

2012 Earnings Guidance



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Earnings Per Share
$1.25
$1.15 - $1.30
2011 Adjusted*
2012E Guidance

The guidance range excludes:

- The results of discontinued operations and the impact of any special, unusual or extraordinary items
- The after tax net mark-to-market effects of economic hedging activities associated with the retail energy supply business at Pepco Energy Services

The guidance range assumes/includes:

- Normal weather conditions

* **See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.**

Appendix

Reconciliation of GAAP EPS to Adjusted EPS

		Year Ended December 31, 2011
Reported (GAAP) Earnings per Share from Continuing Operations	$	1.15
Adjustments (after-tax)*:		
• Mark-to-market losses from Pepco Energy Services retail energy economic hedging activities		0.08
• Effect of adopting a tax law change in District of Columbia		0.02
Adjusted Earnings per Share from Continuing Operations (Non-GAAP)	$	1.25

* Calculated using a composite income tax rate of approximately 40%.